                                                                    Exhibit 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 1999


Available Amount to Note Holders:                                                             8,419,174.89

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                            --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                           --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                            --
          (b) Servicer Fees from current and prior Collection Period                             97,078.74
          (c) Servicing Charges inadvertantly deposited in Collection Account                           --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                            24,887.00
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --
(vii) Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                               162,844.61
          Class A-2 Note Interest                                                               246,395.18
          Class A-3 Note Interest                                                               238,484.95
          Class A-4 Note Interest                                                               331,522.69

(viii)    Class B-1 Note Interest                                                                28,365.00
(ix)      Class B-2 Note Interest                                                                18,375.41
(x)       Class B-3 Note Interest                                                                24,121.84
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                             6,871,675.07
          Class A-2 Principal Distribution Amount                                                       --
          Class A-3 Principal Distribution Amount                                                       --
          Class A-4 Principal Distribution Amount                                                       --
(xii)   Note Insuer Reimbursement Amount                                                                --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal           149,384.24
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal            74,692.11
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal           149,384.24
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                            --
(xviii) Remaining Amount to Residual Holder                                                       1,547.15


        Reviewed By:



        -------------------------------------------------------
        E. Roger Gebhart
        Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 1999



                   Initial         Beginning           Base          Additional          Total           Ending            Ending
                  Principal        Principal         Principal       Principal         Principal        Principal        Certificate
  Class            Balance          Balance        Distribution     Distribution      Distribution       Balance           Factor
  -----         --------------  --------------     ------------     ------------     --------------  ----------------     ---------
Class A-1       70,687,140.00    36,262,678.30     6,871,675.07             --         6,871,675.07     29,391,003.23     0.4157900
Class A-2       53,856,869.00    53,856,869.00             --               --                 --       53,856,869.00     1.0000000
Class A-3       52,510,447.00    52,510,447.00             --               --                 --       52,510,447.00     1.0000000
Class A-4       70,687,140.00    70,687,140.00             --               --                 --       70,687,140.00     1.0000000
               --------------   --------------     ------------     ------------     --------------  ----------------     ---------
Total Class A  247,741,596.00   213,317,134.30     6,871,675.07             --         6,871,675.07    206,445,459.23     0.8333096

Class B-1        5,385,687.00     4,637,329.12       149,384.24             --           149,384.24      4,487,944.87     0.8333096
Class B-2        2,692,843.00     2,318,664.13        74,692.11             --            74,692.11      2,243,972.02     0.8333096
Class B-3        5,385,687.00     4,637,329.12       149,384.24             --           149,384.24      4,487,944.87     0.8333096
               --------------   --------------     ------------     ------------     --------------  ----------------
Total          261,205,813.00   224,910,456.66     7,245,135.66             --         7,245,135.66    217,665,321.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 1999                                     2,737,915.71
     Investment earnings on amounts in Collection Account                                   8,988.59
     Payments due Collection Account from last 3 business days of Collection Period     2,256,142.05
     Additional contribution for terminated trade-ups and rebooked leases                  32,961.12
     Servicer Advance on current Determination Date                                     3,383,167.42
                                                                                        ------------
     Available Funds on Payment Date                                                    8,419,174.89
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,419,174.89
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,419,174.89
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         --
     Unreimbursed Servicer Advances paid                                                        --
                                                                                        ------------
     Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,419,174.89
SERVICER FEES
     Servicer Fees due                                                                     97,078.74
     Servicer Fees paid                                                                    97,078.74
                                                                                        ------------
     Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,322,096.15
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,322,096.15
PREMIUM AMOUNT
     Premium Amount due                                                                    24,887.00
     Premium Amount paid                                                                   24,887.00
                                                                                        ------------
     Premium Amount remaining unpaid                                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,297,209.15
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
     Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,296,792.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                           75,000.00
                                                                             --------------
     Total Indenture Trustee Expenses paid                                             --
                                                                             --------------
     Indenture Trustee Expenses unpaid                                                 --

  REMAINING AVAILABLE FUNDS                                                    8,296,792.48
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                     162,844.61
     Class A-2 Note Interest                                                     246,395.18
     Class A-3 Note Interest                                                     238,484.95
     Class A-4 Note Interest                                                     331,522.69
                                                                             --------------
     Total Class A Interest due                                                  979,247.42
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,317,545.06
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                  28,365.00
     Class B-1 Note Interest paid                                                 28,365.00
                                                                             --------------
     Class B-1 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,289,180.07
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                  18,375.41
     Class B-2 Note Interest paid                                                 18,375.41
                                                                             --------------
     Class B-2 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,270,804.65
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  24,121.84
     Class B-3 Note Interest paid                                                 24,121.84
                                                                             --------------
     Class B-3 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,246,682.81
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                            6,871,675.07
     Class A Note Principal Balance as of preceding Payment Date             213,317,134.30
                                                                             --------------
     Class A Base Principal Distribution Amount paid                           6,871,675.07
                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date            36,262,678.30
     Class A-1 Base Principal Distribution Amount paid                         6,871,675.07
                                                                             --------------
     Class A-1 Note Principal Balance after distribution on Payment Date      29,391,003.23
                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                              --
                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date           53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                --
                                                                             -------------
     Class A-2 Note Principal Balance after distribution on Payment Date     53,856,869.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                --
                                                                             -------------
     Class A-3 Note Principal Balance after distribution on Payment Date     52,510,447.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                --
                                                                             -------------
     Class A-4 Note Principal Balance after distribution on Payment Date     70,687,140.00

  REMAINING AVAILABLE FUNDS                                                     375,007.75

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                             --
     Note Insuer Reimbursement Amount paid                                            --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                --
  REMAINING AVAILABLE FUNDS                                                     375,007.75

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            4,637,329.12
     Class B-1 Base Principal Distribution due                                  149,384.24
     Class B-1 Base Principal Distribution paid                                 149,384.24
                                                                             -------------
     Class B-1 Base Principal Distribution remaining unpaid                           --
     Class B-1 Note Principal Balance after distribution on Payment Date      4,487,944.87

  REMAINING AVAILABLE FUNDS                                                     225,623.50

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            2,318,664.13
     Class B-2 Base Principal Distribution due                                   74,692.11
     Class B-2 Base Principal Distribution paid                                  74,692.11
                                                                             -------------
     Class B-2 Base Principal Distribution remaining unpaid                           --
     Class B-2 Note Principal Balance after distribution on Payment Date      2,243,972.02
  REMAINING AVAILABLE FUNDS                                                     150,931.39
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999

     Class B-3 Note Principal Balance as of preceding Payment Date             4,637,329.12
     Class B-3 Base Principal Distribution due                                   149,384.24
     Class B-3 Base Principal Distribution paid                                  149,384.24
                                                                               ------------
     Class B-3 Base Principal Distribution remaining unpaid                            --
     Class B-3 Note Principal Balance after distribution on Payment Date       4,487,944.87
  REMAINING AVAILABLE FUNDS                                                        1,547.15
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                               ------------
     Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                        1,547.15
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
  REMAINING AVAILABLE FUNDS                                                        1,547.15
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                  1,547.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 232,988,986.66
      ADCPB, end of Collection Period                                       225,743,851.00
                                                                            --------------
      Base Principal Amount                                                   7,245,135.66

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         4,591,444.13
      Servicing Advances collected during the current Collection Period       4,591,444.13
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date                --

CALCULATION OF INTEREST DUE

                  Beginning                               Current                           Total
                  Principal            Interest          Interest         Overdue          Interest
  Class            Balance               Rate               Due           Interest            Due
---------     ---------------      --------------      ------------     ------------     ------------
Class A-1       36,262,678.30              5.2150%       162,844.61             --         162,844.61
Class A-2       53,856,869.00              5.4900%       246,395.18             --         246,395.18
Class A-3       52,510,447.00              5.4500%       238,484.95             --         238,484.95
Class A-4       70,687,140.00              5.6280%       331,522.69             --         331,522.69
Class B-1        4,637,329.12              7.3400%        28,365.00             --          28,365.00
Class B-2        2,318,664.13              9.5100%        18,375.41             --          18,375.41
Class B-3        4,637,329.12              6.2420%        24,121.84             --          24,121.84
              ---------------      --------------      ------------     ------------     ------------
               224,910,456.66              5.6028%     1,050,109.67             --       1,050,109.67


CALCULATION OF PRINCIPAL DUE

                      Base           Base                     Total
                    Principal      Principal    Overdue     Principal
  Class            Amount Pct.      Amount     Principal       Due
  -----            -----------      ------     ---------       ---
Class A              94.845%     6,871,675.07     -       6,871,675.07
Class B-1             2.062%       149,384.24     -         149,384.24
Class B-2             1.031%        74,692.11     -          74,692.11
Class B-3             2.062%       149,384.24     -         149,384.24
                                 ------------     -       ------------
                                 7,245,135.66     -       7,245,135.66

CALCULATION OF SERVICER FEE
ADCPB as of the prior Calculation Date      232,988,986.66
Servicer Fee Rate                                    0.500%
One-twelfth                                           1/12
                                           ---------------
Servicer Fee due current period                  97,078.74
Prior Servicer Fee arrearage                          --
                                           ---------------
Servicer Fee due                                 97,078.74

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1999

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      213,317,134.30
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    24,887.00
      Prior Premium Amount arrearage                                                            --
                                                                                     ---------------
      Total Premium Amount due                                                             24,887.00

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 1999





RESTRICTING EVENT DETERMINATION:
                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                          Yes/No
                                                                                                          ------

     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                               No

     B) Failure to distribute the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposition the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                            Event                                           Yes/No
       --------                                           -----                                           ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 10 days                                                                No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 1999


Gross Charge Event Calculation:

                                                       Result
                                                       ------
Gross Charge Off Ratio Current Period                   1.39%
Gross Charge Off Ratio Prior Period                     1.40%
Gross Charge Off Ratio Second Prior Period              0.22%
                                                        ----
Average of Gross Charge Off Ratio for Three Periods     1.00%
Maximum Allowed                                         2.50%

    Gross Charge Off Ratio:

                          ADCPB of                                                   Gross Charge Off Ratio
                       All Defaulted      Less                        End of Month        Charge Offs/
                         Contracts     Recoveries     Charge Offs         ADCPB              ADCPB
                        ----------     ----------     -----------    --------------          -----
Current Period          452,838.88     191,478.27     261,360.61     225,743,851.00          1.39%
Prior Period            479,196.02     207,864.18     271,331.84     232,988,986.66          1.40%
Second Prior Period     337,130.08     293,355.73      43,774.35     240,017,026.46          0.22%


Delinquency Event Calculation:

                                                                                                     Results
                                                                                                     -------
    Delinquency Trigger Ratio Current Period                                                           3.50%
    Delinquency Trigger Ratio Prior Period                                                             2.90%
    Delinquency Trigger Ratio Second Prior Period                                                      3.45%
                                                                                                       -----
    Average of Delinquency Trigger Ratios                                                              3.28%
    Maximum Allowed                                                                                    7.50%

    Delinquency Trigger Ratio:

                                A                 B                       A/B
                               ---               ---                      ---
                             ADCPB of          ADCPB of
                          Contract > 30 Days All Contracts        Delinquency Trigger
                             Past Due      As of Month-End               Ratio:
                           ------------    ---------------               -----
    Current Period         7,908,908.45     225,743,851.00               3.50%
    Prior Period           6,763,254.61     232,988,986.66               2.90%
    Second Prior Period    8,275,627.96     240,017,026.46               3.45%

                             ADCPB             Delinquency Ratio
                            -----------        -----------------
    Current                 220,921,515             96.54%
    31-60 Days Past Due       4,366,394              1.91%
    61-90 Days Past Due       1,388,634              0.61%
    91+ Days Past Due         2,153,880              0.94%
                              ---------              -----
    TOTAL                   228,830,423            100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                           269,284,343.00
    Maximum Substitution (10% of Initial)               26,928,434.30

    Prior month Cumulative ADCPB Substituted                     -
    Current month ADCPB Substituted                              -
                                                       --------------
    Cumulative ADCPB Substituted                                 -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 1999


Available Amount to Note Holders:                                                                    9,090,730.91

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                               -
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                                -
          (b) Servicer Fees from current and prior Collection Period                                   115,282.51
          (c) Servicing Charges inadvertantly deposited in Collection Account                               -
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                                   29,671.32
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       -
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                      259,594.03
          Class A-2 Note Interest                                                                      260,047.14
          Class A-3 Note Interest                                                                      221,916.32
          Class A-4 Note Interest                                                                      401,672.54

(viii)  Class B-1 Note Interest                                                                         30,454.58
(ix)    Class B-2 Note Interest                                                                         23,013.71
(x)     Class B-3 Note Interest                                                                         18,222.06
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                    7,118,385.75
          Class A-2 Principal Distribution Amount                                                           -
          Class A-3 Principal Distribution Amount                                                           -
          Class A-4 Principal Distribution Amount                                                           -
(xii)   Note Insuer Reimbursement Amount                                                                    -
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                  154,747.53
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                   77,373.76
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                   96,717.21
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       -
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                                -
(xviii) Remaining Amount to Residual Holder                                                            283,215.79


            Reviewed By:



            ---------------------------------------------------
            E. Roger Gebhart
            Senior Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 1999





                      Initial           Beginning           Base       Additional        Total            Ending         Ending
                     Principal          Principal         Principal     Principal      Principal        Principal     Certificate
  Class               Balance            Balance        Distribution  Distribution   Distribution        Balance         Factor
  -----           --------------     --------------     ------------  ------------   ------------    --------------   -----------
Class A-1          70,688,994.00      64,879,134.37     7,118,385.75        --       7,118,385.75     57,760,748.62     0.8171109
Class A-2          57,258,085.00      57,258,085.00             --          --              --        57,258,085.00     1.0000000
Class A-3          48,068,516.00      48,068,516.00             --          --              --        48,068,516.00     1.0000000
Class A-4          84,119,903.00      84,119,903.00             --          --              --        84,119,903.00     1.0000000
                  --------------     --------------     ------------  ------------   ------------    --------------   -----------
Total Class A     260,135,498.00     254,325,638.37     7,118,385.75        --       7,118,385.75    247,207,252.62     0.9503019
Class B-1           5,655,120.00       5,528,818.69       154,747.53        --         154,747.53      5,374,071.16     0.9503019
Class B-2           2,827,560.00       2,764,409.35        77,373.76        --          77,373.76      2,687,035.58     0.9503019
Class B-3           3,534,450.00       3,455,511.68        96,717.21        --          96,717.21      3,358,794.48     0.9503019
                  --------------     --------------     ------------  ------------   ------------    --------------
Total             272,152,628.00     266,074,378.09     7,447,224.25        --       7,447,224.25    258,627,153.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 1999                                     1,675,945.01
     Investment earnings on amounts in Collection Account                                  11,777.78
     Payments due Collection Account from last 3 business days of Collection Period     2,769,948.47
     Additional contribution for terminated trade-ups and rebooked leases                 129,647.55
     Servicer Advance on current Determination Date                                     4,503,412.10
                                                                                        ------------
     Available Funds on Payment Date                                                    9,090,730.91
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             9,090,730.91
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             9,090,730.91
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         --
     Unreimbursed Servicer Advances paid                                                        --
                                                                                        ------------
     Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             9,090,730.91
SERVICER FEES
     Servicer Fees due                                                                    115,282.51
     Servicer Fees paid                                                                   115,282.51
                                                                                        ------------
     Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,975,448.40
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,975,448.40
PREMIUM AMOUNT
     Premium Amount due                                                                    29,671.32
     Premium Amount paid                                                                   29,671.32
                                                                                        ------------
     Premium Amount remaining unpaid                                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,945,777.08
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
     Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,945,360.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                           75,000.00
                                                                             --------------
     Total Indenture Trustee Expenses paid                                             --
                                                                             --------------
     Indenture Trustee Expenses unpaid                                                 --

  REMAINING AVAILABLE FUNDS                                                    8,945,360.41
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                     259,594.03
     Class A-2 Note Interest                                                     260,047.14
     Class A-3 Note Interest                                                     221,916.32
     Class A-4 Note Interest                                                     401,672.54
                                                                             --------------
     Total Class A Interest due                                                1,143,230.02
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,802,130.39
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                  30,454.58
     Class B-1 Note Interest paid                                                 30,454.58
                                                                             --------------
     Class B-1 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,771,675.82
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                  23,013.71
     Class B-2 Note Interest paid                                                 23,013.71
                                                                             --------------
     Class B-2 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,748,662.11
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  18,222.06
     Class B-3 Note Interest paid                                                 18,222.06
                                                                             --------------
     Class B-3 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,730,440.04
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                            7,118,385.75
     Class A Note Principal Balance as of preceding Payment Date             254,325,638.37
                                                                             --------------
     Class A Base Principal Distribution Amount paid                           7,118,385.75
                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                       --

     Class A-1 Note Principal Balance as of preceding Payment Date            64,879,134.37
     Class A-1 Base Principal Distribution Amount paid                         7,118,385.75
                                                                             --------------
     Class A-1 Note Principal Balance after distribution on Payment Date      57,760,748.62
                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                              --
                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date           57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                --
                                                                             -------------
     Class A-2 Note Principal Balance after distribution on Payment Date     57,258,085.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                --
                                                                             -------------
     Class A-3 Note Principal Balance after distribution on Payment Date     48,068,516.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                --
                                                                             -------------
     Class A-4 Note Principal Balance after distribution on Payment Date     84,119,903.00

  REMAINING AVAILABLE FUNDS                                                     612,054.29

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                             --
     Note Insuer Reimbursement Amount paid                                            --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                --
  REMAINING AVAILABLE FUNDS                                                     612,054.29

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            5,528,818.69
     Class B-1 Base Principal Distribution due                                  154,747.53
     Class B-1 Base Principal Distribution paid                                 154,747.53
                                                                             -------------
     Class B-1 Base Principal Distribution remaining unpaid                           --
     Class B-1 Note Principal Balance after distribution on Payment Date      5,374,071.16

  REMAINING AVAILABLE FUNDS                                                     457,306.76

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            2,764,409.35
     Class B-2 Base Principal Distribution due                                   77,373.76
     Class B-2 Base Principal Distribution paid                                  77,373.76
                                                                             -------------
     Class B-2 Base Principal Distribution remaining unpaid                           --
     Class B-2 Note Principal Balance after distribution on Payment Date      2,687,035.58
  REMAINING AVAILABLE FUNDS                                                     379,933.00
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1999

     Class B-3 Note Principal Balance as of preceding Payment Date             3,455,511.68
     Class B-3 Base Principal Distribution due                                    96,717.21
     Class B-3 Base Principal Distribution paid                                   96,717.21
                                                                               ------------
     Class B-3 Base Principal Distribution remaining unpaid                            --
     Class B-3 Note Principal Balance after distribution on Payment Date       3,358,794.48
  REMAINING AVAILABLE FUNDS                                                      283,215.79
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                               ------------
     Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                      283,215.79
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
  REMAINING AVAILABLE FUNDS                                                      283,215.79
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                283,215.79

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PREFUNDING ACCOUNTS
COLLECTION PERIOD ENDED JUNE 1, 1999


PREFUNDING ACCOUNT
      Prefunded amount used to purchase Subsequent Contracts                                                54,430,525.00
      Prefunding Earnings transferred to the Capitalized Interest Account                                      111,534.79
      Prefunded amount distributed as Principal, if any                                                                --

CAPITALIZED INTEREST ACCOUNT
      Prefunding Earnings transferred from the Capitalized Interest Account                                    111,534.79
      Capitalized Interest Requirement, if any, transferred to the Collection Account                                  --
      Amount transferred to First Sierra, if any                                                               676,251.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 276,678,016.18
      ADCPB, end of Collection Period                                       269,230,791.93
                                                                            --------------
      Base Principal Amount                                                   7,447,224.25

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         3,812,039.57
      Servicing Advances collected during the current Collection Period       3,812,039.57
                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date                --

CALCULATION OF INTEREST DUE

                 Beginning                               Current                            Total
                 Principal            Interest           Interest         Overdue          Interest
  Class           Balance               Rate                Due           Interest           Due
---------     ---------------      --------------      ------------     ------------     ------------
Class A-1       64,879,134.37              4.9670%       259,594.03             --         259,594.03
Class A-2       57,258,085.00              5.4500%       260,047.14             --         260,047.14
Class A-3       48,068,516.00              5.5400%       221,916.32             --         221,916.32
Class A-4       84,119,903.00              5.7300%       401,672.54             --         401,672.54
Class B-1        5,528,818.69              6.6100%        30,454.58             --          30,454.58
Class B-2        2,764,409.35              9.9900%        23,013.71             --          23,013.71
Class B-3        3,455,511.68              6.3280%        18,222.06             --          18,222.06
              ---------------      --------------      ------------     ------------     ------------
               266,074,378.09              5.4793%     1,214,920.37             --       1,214,920.37

CALCULATION OF PRINCIPAL DUE

                       Base          Base                        Total
                     Principal     Principal    Overdue        Principal
  Class             Amount Pct.     Amount     Principal          Due
---------           -----------  ------------  ---------     ------------
Class A              95.584%     7,118,385.75         --     7,118,385.75
Class B-1             2.078%       154,747.53         --       154,747.53
Class B-2             1.039%        77,373.76         --        77,373.76
Class B-3             1.299%        96,717.21         --        96,717.21
                                 ------------  ---------     ------------
                                 7,447,224.25         --     7,447,224.25

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date      276,678,016.18
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                 115,282.51
      Prior Servicer Fee arrearage                          --
                                                 ---------------
      Servicer Fee due                                115,282.51

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1999

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      254,325,638.37
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    29,671.32
      Prior Premium Amount arrearage                                                            --
                                                                                     ---------------
      Total Premium Amount due                                                             29,671.32

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 1999






RESTRICTING EVENT DETERMINATION:
                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                          Yes/No
                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                               No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposition the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
     or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
     A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3
     Notes, as the case may be.                                                                             No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                             Yes/No
     --------                           ------                                                            ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                      No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 1999


Gross Charge Event Calculation:

                                                                         Result
                                                                         ------
    Gross Charge Off Ratio Current Period                                 0.00%
    Gross Charge Off Ratio Prior Period                                   0.07%
    Gross Charge Off Ratio Second Prior Period                            0.00%
                                                                         -----
    Average of Gross Charge Off Ratio for Three Periods                   0.03%
    Maximum Allowed                                                       2.50%

    Gross Charge Off Ratio:

                         ADCPB of                                                 Gross Charge Off Ratio
                      All Defaulted     Less                       End of Month         Charge Offs/
                        Contracts    Recoveries    Charge Offs         ADCPB               ADCPB
                        ---------    ----------    -----------    --------------  ----------------------
Current Period           1,954.81      1,132.22        822.59     269,230,791.93           0.00%
Prior Period            30,075.25     12,970.46     17,104.79     276,678,016.18           0.07%
Second Prior Period          0.00          0.00          0.00     226,204,781.00           0.00%


Delinquency Event Calculation:

                                                                       Results
                                                                       -------
    Delinquency Trigger Ratio Current Period                             2.92%
    Delinquency Trigger Ratio Prior Period                               2.12%
    Delinquency Trigger Ratio Second Prior Period                        0.00%
                                                                        -----
    Average of Delinquency Trigger Ratios                                1.68%
    Maximum Allowed                                                      7.50%

    Delinquency Trigger Ratio:

                              A                  B                   A/B
                             ---                ---                  ---
                          ADCPB of            ADCPB of
                        Contract > 30 Days  All Contracts    Delinquency Trigger
                          Past Due         As of Month-End          Ratio:
                        ------------       --------------          ------
Current Period          7,850,158.42       269,230,791.93           2.92%
Prior Period            4,663,279.81       220,126,531.09           2.12%
Second Prior Period             --         226,204,781.00           0.00%

                           ADCPB     Delinquency Ratio
                        -----------  -----------------
Current                 265,822,154       97.13%
31-60 Days Past Due       5,554,237        2.03%
61-90 Days Past Due       1,890,409        0.69%
91+ Days Past Due           405,512        0.15%
                        -----------      ------
TOTAL                   273,672,313      100.00%

Substitution Limits

ADCPB as of Cut-Off Date                     226,204,781.43
Maximum Substitution (10% of Initial)         22,620,478.14

Prior month Cumulative ADCPB Substituted               --
Current month ADCPB Substituted                        --
                                             --------------
Cumulative ADCPB Substituted                           --